Supplement Dated August 14, 2026

AUGUSTAR LIFE INSURANCE COMPANY

AuguStar Variable Account A

Supplement to the Prospectus and Initial Summary Prospectus dated May 18, 2026

StarStream Variable Annuity

The following supplements and amends the above mentioned Prospectus and Initial Summary Prospectus. Please read this supplement and retain it for future reference.

Fund Subadviser Change:

There has been a subadviser change for the Nomura VIP Asset Strategy Series, effective June 15, 2026. In the row for the Nomura VIP Asset Strategy Series (Service Class), the subadviser information for the Fund is deleted and replaced with the following:

Subadvisers: Macquarie Investment Management Global Limited, Nomura Corporate Research and Asset Management Inc.